Goodwill	9 Months Ended
Sep. 30, 2025
Goodwill [Abstract]
Goodwill

4. Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions(1)	Digital Wallets (2)	Total
Balance as of December 31, 2024	$637,446	$1,339,405	$1,976,851
Foreign exchange	—	98,618	98,618
Reduction during the period (3)	(2,402)	—	(2,402)
Balance as of September 30, 2025	$635,044	$1,438,023	$2,073,067

(1)
Accumulated impairment loss was $1,159,145 as of September 30, 2025 and December 31, 2024 within the Merchant Solutions segment.
(2)
Accumulated impairment loss was $723,042 as of September 30, 2025 and December 31, 2024 within the Digital Wallets segment.
(3)
Reductions to goodwill within the Merchant Solutions segment relate to the sale of the direct marketing payment processing business line (See Note 10). Goodwill was allocated using a fair value allocation methodology which considered an income and market approach (a Level 3 measurement) as well as the fair value consideration of the disposed business (a Level 2 measurement).

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. No such events and circumstances were identified during the nine months ended September 30, 2025. However, we have performed our annual goodwill impairment test as of October 1, 2025 which did not result in an impairment. The Company considers its reporting units to be at the operating segment level.

We performed our goodwill impairment test using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long-term growth rates. These valuation methods use assumptions which are considered Level 3 inputs in the fair value hierarchy (See Note 13).

Selected multiples were determined based on guideline comparable companies and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. It is reasonably possible that a decline in market capitalization could materially impact the estimates in the goodwill impairment assessment. In addition, deterioration in financial performance of either reporting unit, or significant changes in key assumptions used in the annual impairment assessment, such as the discount rate, could result in an impairment charge in future.